Exhibit 10.58

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☒ other VLPA ("Agreement"), dated November 7, 2011, on property known as El Centro, Oak Hills CA ("Property"), in which Coronus Energy Corp, is referred to as ("Buyer") and Bica Family Revocable Liv Tr, is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to February 22, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______.
3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).
4. **ADDITIONAL TERMS:** Subject to Coronus board of director approval on or before February 15, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X PER: [signature] Date 02/02/2012
Coronus Energy Corp

Buyer ______ Date ______

Seller X Vito R. Bica, successor trustee Date Jan 5, 2012
Bica Family Revocable Liv Tr

Seller ______ Date ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______ Date ______

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392